Swan Defined Risk Fund

Class Y Shares SDRYX

Swan Defined Risk Emerging Markets Fund

Class Y Shares SDFYX

Swan Defined Risk Foreign Developed Fund

Class Y Shares SDJYX

Swan Defined Risk U.S. Small Cap Fund

Class Y Shares SDCYX

Swan Defined Risk Growth Fund

Class Y Shares SDAYX

each a series of Northern Lights Fund Trust III

PROSPECTUS

October 28, 2019

Adviser:

www.swandefinedriskfunds.com	1-877-896-2590

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website www.swandefinedriskfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with paper Fund documents that have been mailed to you. Your election to receive reports in paper will apply to all funds held with the fund complex.

TABLE OF CONTENTS

FUND SUMMARY – SWAN DEFINED RISK FUND	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Adviser	5
Sub-Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
FUND SUMMARY – SWAN DEFINED RISK EMERGING MARKETS FUND	6
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	6
Principal Investment Risks	8
Performance	9
Investment Adviser	10
Sub-Adviser	10
Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
FUND SUMMARY – SWAN DEFINED RISK FOREIGN DEVELOPED FUND	11
Investment Objective	11
Fees and Expenses of the Fund	11
Principal Investment Strategies	11
Principal Investment Risks	13
Performance	14
Investment Adviser	15
Sub-Adviser	15
Portfolio Managers	15
Purchase and Sale of Fund Shares	15
Tax Information	15
Payments to Broker-Dealers and Other Financial Intermediaries	15
FUND SUMMARY – SWAN DEFINED RISK U.S. SMALL CAP FUND	16
Investment Objective	16
Fees and Expenses of the Fund	16
Principal Investment Strategies	17
Principal Investment Risks	18
Performance	19
Investment Adviser	20
Sub-Adviser	20
Portfolio Managers	20
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	20

FUND SUMMARY – SWAN DEFINED RISK GROWTH FUND	21
Investment Objective	21
Fees and Expenses of the Fund	21
Principal Investment Strategies	21
Principal Investment Risks	22
Performance	23
Investment Adviser	23
Sub-Adviser	23
Portfolio Managers	23
Purchase and Sale of Fund Shares	23
Tax Information	23
Payments to Broker-Dealers and Other Financial Intermediaries	23
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	24
Investment Objective	24
Principal Investment Strategies	24
Principal Investment Risks	31
Temporary Investments	34
Portfolio Holdings Disclosure	34
Cybersecurity	34
MANAGEMENT	35
Investment Adviser	35
Sub-Adviser	35
Portfolio Managers	36
Prior Performance of Similar Accounts to the Swan Defined Risk Fund	36
HOW SHARES ARE PRICED	39
HOW TO PURCHASE SHARES	40
HOW TO REDEEM SHARES	42
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	44
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	45
DISTRIBUTION OF SHARES	45
Distributor	45
Householding	45
FINANCIAL HIGHLIGHTS	46
PRIVACY NOTICE	51

FUND SUMMARY – SWAN DEFINED RISK FUND

Investment Objective: The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.27%
Fee Waiver and Expense Reimbursement(2)	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.13%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds (“ETFs”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Swan Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.01% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflected herein include the caps through the expiration date of the current expense limitation agreement, October 31, 2020, and not thereafter.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Y	$115	$389	$684	$1,522

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

1

Principal Investment Strategies: Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly through exchange-traded funds (“ETFs”), in:

  equity securities that are represented in the S&P 500 Index, exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and buying and selling exchange-traded put and call options on various equity indices to generate additional returns.

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market to minimize the traditional losses incurred during bear markets. The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies directly or through ETFs. The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging equity ETFs through investments in protective long-term S&P 500 Index put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several indices using hedging strategies. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option. A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents.

Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) (i) put and call options on equity indices, such as the S&P 500, Sector SDPR and Russell 2000, (ii) ETFs and (iii) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option. Each option strategy includes a hedging element so that the Fund is not exposed to significant losses on written options.

Rebalancing

The sub-adviser may rebalance the ETF portfolio monthly to maintain approximately equal weighting across the sectors of the S&P 500 to avoid excessive exposure to one economic sector. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the ETF portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
  Large Capitalization Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.
  Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
  Option Risk: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s sector based investments. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
  Small Capitalization Risk: To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.
3

Performance: The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Performance information for the Fund’s Class Y shares will be included after the share class has been in operation for one complete calendar year. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class Y shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class Y shares would be different from Class I shares because Class Y shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Effective October 28, 2019, the Fund’s investment objective has changed. The below performance reflects the previous investment objective of the Fund.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	12/31/2013	5.28%
Worst Quarter:	12/31/2018	(10.29)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019, was 10.21%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2018)

	One Year	Five Year	Since Inception (7-30-12)
Class I shares
Return before taxes	(8.84)%	1.80%	3.53%
Return after taxes on distributions	(9.06)%	1.57%	3.29%
Return after taxes on distributions and sale of Fund shares	(5.08)%	1.36%	2.74%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)(1)	(4.38)%	8.49%	12.00%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	0.01%	2.52%	1.71%
60% S&P 500 Index/40% Barclays Aggregate US Bond Index (reflects no deduction for fees, expenses or taxes)(3)	(2.35)%	6.24%	7.93%
(1)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(3)	The 60% S&P 500 Index/40% Barclays Aggregate US Bond Index is a blend of the two above indices.
4

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares. The table above illustrates how the Fund’s average annual returns compare with two domestic broad-based market indices. A blend of both broad-based indices is also provided as the adviser believes it illustrates a closer representation of the Fund’s portfolio composition.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”)

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”)

Portfolio Managers: Randy Swan, CPA, President of the Adviser and Sub-Adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2012. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, has served the Fund as a Portfolio Manager since 2016. Micah Wakefield, CAIA, Managing Director of Research and Product Development and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY – SWAN DEFINED RISK EMERGING MARKETS FUND

Investment Objective: The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.59%
Interest Expense	0.10%
Remaining Other Expenses	0.49%
Acquired Fund Fees and Expenses(1)	0.44%
Total Annual Fund Operating Expenses	2.03%
Fee Waiver and Expense Reimbursement(2)	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver	1.55%

(1)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds (“ETFs”).

(2)	Swan Capital Management, LLC (the “Adviser”) contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.01% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflected herein include the expense caps through the expiration date of the current expense limitation agreement, October 31, 2020, and not thereafter.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Y	$158	$590	$1,049	$2,320

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies: Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly through exchange-traded funds (“ETFs”), in:

  foreign (including emerging markets) equity securities, including American depository receipts (“ADRs”), of any market capitalization, exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs and foreign equity indices to generate additional returns.
6

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market to minimize the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities economically tied to emerging markets. Securities considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets or (6) options on securities of any of the above described issuers. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. Emerging markets are generally those with a less-developed economy and per-capital income significantly lower than the U.S. Emerging market countries are those represented in the MSCI Emerging Markets Index. Representative emerging market countries are China (Asia), Brazil (South America), Russia (Europe and Asia), India (Asia) and/or Taiwan (Asia).

The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund. The ETFs in which the Fund will invest may also invest in small and medium capitalization companies.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in protective long-term index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option. A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) put and call options on (i) ETFs, (ii) foreign equity indices, (iii) foreign equity securities, and (iv) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option.

Rebalancing

The sub-adviser may rebalance the portfolio monthly to avoid excessive exposure to one economic sector or foreign country/region. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the equity portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

7

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

•	ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.
•	Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
•	Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
•	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the ETF. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
•	Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.
•	Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular securities, ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
•	Option Risk: Purchased put options may decline in value or expire worthless and may have imperfect correlation to the value of the Fund’s portfolio securities. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
8

•	Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Performance: The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Performance information for the Fund’s Class Y shares will be included after the share class has been in operation for one complete calendar year. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class Y shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class Y shares would be different from Class I shares because Class Y shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Effective October 28, 2019, the Fund’s investment objective has changed. The below performance reflects the previous investment objective of the Fund.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2017	6.84%
Worst Quarter:	9/30/2015	(10.89)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019, was (2.81)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (12-30-14)
Class I shares
Return before taxes	(10.79)%	0.49%
Return after taxes on distributions	(10.92)%	0.05%
Return after taxes on distributions and sale of Fund shares	(6.30)%	0.27%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)(1)	(14.25)%	3.05%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	0.01%	1.70%
60% MSCI Emerging Markets Index/40% Barclays Aggregate US Bond Index (reflects no deduction for fees, expenses or taxes)(3)	(10.05)%	1.13%
(1)	The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets countries. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(3)	The 60% MSCI Emerging Markets Index/40% Barclays Aggregate US Bond is a blend of the two above indices.
9

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares. The table above illustrates how the Fund’s average annual total returns over time compare with two domestic broad-based market indices. A blend of both broad-based indices is also provided as the adviser believes it illustrates a closer representation of the Fund’s portfolio composition.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”)

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”)

Portfolio Managers: Randy Swan, CPA, President of the Adviser and Sub-Adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2014. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, has served the Fund as a Portfolio Manager since 2016. Micah Wakefield, CAIA, Managing Director of Research and Product Development and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

FUND SUMMARY – SWAN DEFINED RISK FOREIGN DEVELOPED FUND

Investment Objective: The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.76%
Interest Expense	0.20%
Remaining Other Expenses	0.56%
Acquired Fund Fees and Expenses(1)	0.30%
Total Annual Fund Operating Expenses	2.06%
Fee Waiver and Expense Reimbursement(2)	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver	1.52%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds (“ETFs”).
(2)	Swan Capital Management, LLC (the “Adviser”) contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.02% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflected herein include the expense caps through the expiration date of the current expense limitation agreement, October 31, 2020, and not thereafter.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Y	$155	$594	$1,059	$2,347

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies: Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by primarily investing directly, or indirectly through exchange-traded funds (“ETFs”), in:

•         equity securities of large capitalization (over $10 billion) companies in countries represented in the MSCI EAFE Index (i.e., foreign developed markets), including American depository receipts (“ADRs”),

•         exchange-traded long-term put options on U.S. exchanges for hedging purposes, and

•         buying and selling exchange-traded put and call options on various ETFs and foreign equity indices to generate additional returns.

11

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market to minimize the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities economically tied to developed countries outside the U.S. Securities considered to be economically tied to developed countries outside the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more foreign developed markets; (2) an issuer of securities that are principally traded in one or more foreign developed markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more foreign developed markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more foreign developed markets; (4) a governmental or quasi-governmental entity of a foreign developed market; (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of foreign developed markets or (6) options on securities of any of the above described issuers.

The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option. A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market while seeking to minimize the traditional losses incurred during foreign bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) put and call options on (i) ETFs, (ii) foreign equity indices, (iii) foreign equity securities, and (iv) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option.

Rebalancing

The sub-adviser may rebalance the portfolio monthly to avoid excessive exposure to one economic sector or foreign country/region. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the ETF portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

12

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.
  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the ETF. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses. Written option positions expose the Fund to potential losses many times the option premium received.
  Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular securities, ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
  Option Risk: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s sector ETFs. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
13

Performance: The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Performance information for the Fund’s Class Y shares will be included after the share class has been in operation for one complete calendar year. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class Y shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class Y shares would be different from Class I shares because Class Y shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Effective October 28, 2019, the Fund’s investment objective has changed. The below performance reflects the previous investment objective of the Fund.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	9/30/2017	4.43%
Worst Quarter:	12/31/2018	(7.06)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019, was 4.67%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (12-29-15)
Class I shares
Return before taxes	(11.04)%	0.76%
Return after taxes on distributions	(11.30)%	0.21%
Return after taxes on distributions and sale of Fund shares	(6.36)%	0.51%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)(1)	(13.36)%	3.07%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	0.01%	2.13%
60% MSCI EAFE/40% Barclays Aggregate US Bond Index (reflects no deduction for fees, expenses or taxes)(3)	(8.03)%	2.87%
(1)	The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(3)	The 60% MSCI EAFE /40% Barclays Aggregate US Bond Index is a blend of the two above indices.
14

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares. The table above illustrates how the Fund’s average annual total returns compare with two domestic broad-based market indices. A blend of both broad-based indices is also provided as the adviser believes it illustrates a closer representation of the Fund’s portfolio composition.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”)

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”)

Portfolio Managers: Randy Swan, CPA, President of the Adviser and Sub-Adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2015. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, has served the Fund as a Portfolio Manager since 2016. Micah Wakefield, CAIA, Managing Director of Research and Product Development and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

FUND SUMMARY – SWAN DEFINED RISK U.S. SMALL CAP FUND

Investment Objective: The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.63%
Interest Expense	0.12%
Remaining Other Expenses	0.51%
Acquired Fund Fees and Expenses(1)	0.18%
Total Annual Fund Operating Expenses	1.81%
Fee Waiver and Expense Reimbursement(2)	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver	1.32%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds (“ETFs”).
(2)	Swan Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.02% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflected herein include the expense caps through the expiration date of the current expense limitation agreement, October 31, 2020, and not thereafter.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Y	$134	$522	$934	$2,086

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

16

Principal Investment Strategies: Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly through exchange-traded funds (“ETFs”), in:

  equity securities of domestic small capitalization companies, exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs, securities and equity indices to generate additional returns.

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market while avoiding the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of domestic small capitalization (under $3 billion) companies through ETFs. However, the Fund may have small investments in equity securities of medium and large capitalization companies as well as foreign companies. The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in protective long-term index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option. A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) (i) put and call options on equity indices, such as the Russell 2000, (ii) ETFs and (iii) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option. Each option strategy includes a hedging element so that the Fund is not exposed to significant losses on written options.

Rebalancing

The sub-adviser may rebalance the portfolio monthly to avoid excessive exposure to one economic sector. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the equity portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the ETF. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses. Written option positions expose the Fund to potential losses many times the option premium received.
  Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular securities, ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
  Option Risk: Purchased put options may decline in value or expire worthless and may have imperfect correlation to the value of the Fund’s portfolio securities. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
  Small Capitalization Risk: To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.
  Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
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Performance: The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Performance information for the Fund’s Class Y shares will be included after the share class has been in operation for one complete calendar year. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class Y shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class Y shares would be different from Class I shares because Class Y shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Effective October 28, 2019, the Fund’s investment objective has changed. The below performance reflects the previous investment objective of the Fund.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	9/30/2016	5.45%
Worst Quarter:	12/31/2018	(14.37)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019, was 7.48%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2018)

	One Year	Since Inception (12-29-15)
Class I shares
Return before taxes	(9.94)%	3.23%
Return after taxes on distributions	(9.94)%	3.20%
Return after taxes on distributions and sale of Fund shares	(5.89)%	2.48%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)(1)	(11.01)%	6.59%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	0.01%	2.13%
60% Russell 2000 Total Return/40% Barclays Aggregate US Bond Index (reflects no deduction for fees, expenses or taxes)(3)	(6.31)%	5.16%
(1)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(3)	The 60% Russell 2000 Total Return/40% Barclays Aggregate US Bond Index is a blend of the two above indices.
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After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares. The table above illustrates how the Fund’s average annual total returns over time compare with two domestic broad-based market indices. A blend of both broad-based indices is also provided as the adviser believes it illustrates a closer representation of the Fund’s portfolio composition.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”)

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”)

Portfolio Managers: Randy Swan, CPA, President of the Adviser and Sub-Adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2015. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, has served the Fund as a Portfolio Manager since 2016. Micah Wakefield, CAIA, Managing Director of Research and Product Development and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions, you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – SWAN DEFINED RISK GROWTH FUND

Investment Objective: The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	9.48%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses	10.53%
Fee Waiver and Expense Reimbursement(2)	(9.46)%
Total Annual Fund Operating Expenses After Fee Waiver	1.07%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds (“ETFs”).
(2)	Swan Capital Management, LLC (the “Adviser”) contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.02% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflected herein include the expense caps through the expiration date of the current expense limitation agreement, October 31, 2020, and not thereafter.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Y	$109	$2,179	$4,025	$7,820

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly in:

  capitalization-weighted U.S. large capitalization exchange-traded funds (“ETFs”) that invest in equity securities that are represented in the S&P 500 Index, exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and exchange-traded put and call options on various equity indices to generate additional returns.
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The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market while seeking to minimize the traditional losses incurred during bear markets. The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies directly or through ETFs. The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund. The Fund differs from other funds managed by the adviser and sub-adviser by focusing on growth over protection. The Fund purchases slightly “out-of-the-money” put options, i.e., put options where the current price of the underlying stock is above the strike price of the option, thus spending less on hedging. This small difference is spent on additional market exposure to increase growth potential.

The DRS philosophy is based upon the adviser and sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging equity ETFs through investments in protective long-term S&P 500 Index put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several indices using hedging strategies. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option. A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market while seeking to minimize the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Stock Selection

The Fund invests 75-95% of its assets in capitalization-weighted U.S. large capitalization ETFs. This underlying position is hedged with long-term put options.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may be invested 75-95% in the iShares Core S&P 500 ETF or SPDR S&P 500 ETF, or a combination of the two. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
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  Large Capitalization Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.
  Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
  Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
  Option Risk: Purchased put options may expire worthless. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Investment Adviser: Swan Capital Management, LLC (the “Adviser”)

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”)

Portfolio Managers: Randy Swan, CPA, President of the Adviser and Sub-Adviser, has served the Fund as Lead Portfolio Manager since it commenced operations in 2018. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, has served the Fund as a Portfolio Manager since it commenced operations in 2018. Micah Wakefield, CAIA, Managing Director of Research and Product Development and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since it commenced operations in 2018. Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since it commenced operations in 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Swan Defined Risk Fund seeks long term capital appreciation.

The Swan Defined Risk Emerging Markets Fund seeks long term capital appreciation.

The Swan Defined Risk Foreign Developed Fund seeks long term capital appreciation.

The Swan Defined Risk U.S. Small Cap Fund seeks long term capital appreciation.

The Swan Defined Risk Growth Fund seeks long term capital appreciation.

The investment objective of each of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund (each a “Fund” and collectively referred to as the “Funds” or the “Swan Funds”) may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

Swan Defined Risk Fund

Using the sub-adviser’s proprietary Defined Risk Strategy (“DRS”) to select the Fund’s investments, the Fund seeks to achieve the Fund’s investment objective by investing directly, or indirectly through exchange-traded funds (“ETFs”), in:

  S&P 500 companies or SPDRs (short for Standard & Poor’s Depositary Receipts), exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and buying and selling exchange-traded put and call options on various equity indices to generate additional returns.

The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser.

The DRS is a proprietary investment process to select Fund investments that manage risk and generate income.
The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market over an entire investment cycle (peak to trough) without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by placing the different components of the Fund in separate baskets with each basket containing unique and proprietary components and risk management techniques. Each basket is designed to reach the Fund’s investment objective in different market environments and time cycles.

Stock Selection

Stock selection is based on an approximately equal weighted sector approach that the sub-adviser believes will result in a more diversified portfolio of stocks that is often represented in the S&P 500. The manager believes that a balanced sector approach lowers risk and has the potential for greater returns.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific components.

Option Writing

To generate additional returns and reduce certain types of risk, the sub-adviser engages in various income generating strategies that are designed to complement the other components of the strategy. The option writing component of the DRS is an actively managed strategy whereby its proprietary risk management techniques are used. Periodically and regularly, the sub-adviser sells (writes) call and put options on the S&P 500 that are typically 1 – 3 months until expiration. The sub-adviser typically purchases those options back before expiration if they present an unfavorable risk and reward profile. Additionally, the sub-adviser engages in other income generating strategies using spread orders (an order to simultaneously write an option and buy an option that differ on strike price, maturity or index) on other indices.

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Options Generally. An index call option (such as one on the S&P 500 Index) is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the “SEC”) or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission (the “CFTC”) generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.” The Fund also treats options on ETFs that are linked to a broad-based equity index, such as the S&P 500 Index, as “section 1256 contracts.” However, if the Internal Revenue Service disallows with this treatment, then any gain or loss resulting from trading this type of ETF option will be a capital gain or loss, and will be short-term if held less than 12 months.

Sector ETFs Generally. The sub-adviser invests in sector specific ETFs that are each commonly known as a “SPDR”. Sector SPDRs are unique ETFs that divide the S&P 500 Index into sector index funds. Together, the Sector SPDRs represent the S&P 500 Index as a whole. However, each Sector SPDR can also be bought individually, providing the Fund with undiluted exposure to a particular sector of the US economy.

The Sector ETFs which the sub-adviser invests in are the following: (1) Consumer Discretionary Select Sector SPDR, (2) Consumer Staples Select Sector SPDR, (3) Energy Select Sector SPDR, (4) Financial Select Sector SPDR, (5) Health Care Select Sector SPDR, (6) Industrial Select Sector SPDR, (7) Materials Select Sector SPDR, (8) Technology Select Sector SPDR and (9) Utilities Select Sector SPDR. Each Select Sector Index is calculated using a modified “market capitalization” methodology. This formula ensures that each of the component stocks within a Select Sector Index is represented in a proportion approximately consistent with its percentage of the total market cap of that particular index. All Select Sector SPDRs are diversified mutual funds with respect to the Code. As a result, each Sector Index will be modified so that an individual security does not comprise more than 25% of the index.

Each Select Sector SPDR is not “actively managed” by traditional methods and is designed to, before expenses, closely track the price performance and dividend yield of a particular Select Sector Index. Each Sector ETF’s portfolio is comprised principally of shares of constituent companies included in the S&P 500 Index. Each stock in the S&P 500 Index is allocated to only one Select Sector Index. The combined companies of the Select Sector Indexes represent all of the companies in the S&P 500 Index. However, if the Fund buys all Select Sector SPDRs it will nearly replicate the S&P 500 Index only if it purchases the Select Sector SPDRs with weightings that correspond to the S&P 500 Index weightings. Due to IRS diversification requirements, certain Select Sector SPDRs will not have the exact individual component weightings of the broad S&P 500 Index.

Tax Strategy

The sub-adviser intends to minimize taxes by holding the majority of its portfolio securities indefinitely subject to periodic re-balancing. In certain circumstances, capital losses may be harvested to minimize current year capital gains. Most of the dividends received will constitute qualified dividends and as a result we be taxed at the lowest rate. In addition, the hedging and option writing components of the DRS intend on using contracts that qualify as §1256 contracts and thus are taxed at the preferable tax rate regardless of the length of the holding period.

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Swan Defined Risk Emerging Markets Fund

Using the sub-adviser’s proprietary DRS to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly through ETFs, in:

  foreign (including emerging markets) equity securities, including American depository receipts (“ADRs”), of any market capitalization, exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs and foreign equity indices to generate additional returns.

Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities economically tied to emerging markets. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets or (6) options on securities of any of the above described issuers. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. Emerging markets are generally those with a less-developed economy and per-capital income significantly lower than the U.S. Emerging market countries are those represented in the MSCI Emerging Markets Index. Representative emerging market countries are China (Asia), Brazil (South America), Russia (Europe and Asia), India (Asia) and/or Taiwan (Asia).

The ETFs in which the Fund invests may also invest in small and medium capitalization companies.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser.

The DRS is a proprietary investment process to select Fund investments that manage risk and generate income. The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market over an entire investment cycle (peak to trough) without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by placing the different components of the Fund in separate baskets with each basket containing unique and proprietary components and risk management techniques. Each basket is designed to reach the Fund’s investment objective in different market environments and time cycles.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns and reduce certain types of risk, the sub-adviser engages in various income generating strategies that are designed to complement the other components of the strategy. The option writing component of the DRS is an actively managed strategy whereby its proprietary risk management techniques are used. Periodically and regularly, the sub-adviser sells (writes) call and put options on an underlying index or security that are typically 1 – 3 months until expiration. The sub-adviser typically purchases those options back before expiration if they present an unfavorable risk and reward profile. Additionally, the sub-adviser engages in other income generating strategies using spread orders (an order to simultaneously write an option and buy an option that differ on strike price or maturity) on ETFs and indices.

Options Generally. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the underlying index or security over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of

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the underlying index or security at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the underlying index or security below a fixed price (the strike price of the put option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the underlying index or security at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the CFTC generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize options that are “section 1256 contracts.”

Tax Strategy

The sub-adviser intends to minimize taxes by holding the majority of its portfolio securities indefinitely subject to periodic re-balancing. In certain circumstances, capital losses may be harvested to minimize current year capital gains. Most of the dividends received will constitute qualified dividends and as a result we be taxed at the lowest rate. In addition, the hedging and option writing components of the DRS intend on using contracts that qualify as §1256 contracts, when available, and thus are taxed at the preferable tax rate regardless of the length of the holding period.

Swan Defined Risk Foreign Developed Fund

Using the sub-adviser’s proprietary DRS to select the Fund’s investments, the Fund seeks to achieve its investment objective by primarily investing directly, or indirectly through ETFs, in:

  equity securities of large capitalization (over $10 billion) companies in markets of countries represented in the MSCI EAFE Index (i.e., foreign developed markets), including ADRs, exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs and foreign equity indices to generate additional returns.

The DRS seeks to match or exceed the long-term performance of the stock market while attempting to mitigate the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities economically tied to foreign developed countries. Securities considered to be economically tied to foreign developed countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more foreign developed markets; (2) an issuer of securities that are principally traded in one or more foreign developed markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more foreign developed markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more foreign developed markets; (4) a governmental or quasi-governmental entity of a foreign developed market; (5) any other issuer that the sub-adviser believes may expose the Fund’s assets to the economic fortunes and risks of foreign developed markets or (6) options on securities of any of the above described issuers.

The sub-adviser executes ETF trades through an exchange rather than trading directly with the Fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in protective long-term index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies.

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Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the sub-adviser. The DRS is a proprietary investment process to select Fund investments that manage risk and generate income. The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market over an entire investment cycle (peak to trough) without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by placing the different components of the Fund in separate baskets with each basket containing unique and proprietary components and risk management techniques. Each basket is designed to reach the Fund’s investment objective in different market environments and time cycles.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns and reduce certain types of risk, the sub-adviser engages in various income generating strategies that are designed to complement the other components of the strategy. The option writing component of the DRS is an actively managed strategy whereby its proprietary risk management techniques are used. Periodically and regularly, the sub-adviser sells (writes) call and put options on an underlying index or security that are typically 1 – 3 months until expiration. The sub-adviser typically purchases those options back before expiration if they present an unfavorable risk and reward profile. Additionally, the sub-adviser engages in other income generating strategies using spread orders (an order to simultaneously write an option and buy an option that differ on strike price or maturity) on ETFs and indices.

Options Generally. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the underlying index or security over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the underlying index or security at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the underlying index or security below a fixed price (the strike price of the put option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the underlying index or security at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the CFTC generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize options that are “section 1256 contracts.”

Rebalancing

The sub-adviser may rebalance the portfolio monthly to avoid excessive exposure to one economic sector. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the equity portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

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Tax Strategy

The sub-adviser intends to minimize taxes by holding the majority of its portfolio securities indefinitely subject to periodic re-balancing. In certain circumstances, capital losses may be harvested to minimize current year capital gains. Most of the dividends received will constitute qualified dividends and as a result we be taxed at the lowest rate. In addition, the hedging and option writing components of the DRS intend on using contracts that qualify as §1256 contracts, when available, and thus are taxed at the preferable tax rate regardless of the length of the holding period.

Swan Defined Risk U.S. Small Cap Fund

Using the sub-adviser’s proprietary DRS to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly through ETFs, in:

  equity securities of domestic small capitalization companies, exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs, securities and equity indices to generate additional returns.

The DRS seeks to match or exceed the long-term performance of the stock market without the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of domestic small capitalization (under $3 billion) companies through ETFs. However, the Fund may have small investments in equity securities of medium and large capitalization companies as well as foreign companies. The sub-adviser executes ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in protective long-term index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser. The DRS is a proprietary investment process to select Fund investments that manage risk and generate income. The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market over an entire investment cycle (peak to trough) without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by placing the different components of the Fund in separate baskets with each basket containing unique and proprietary components and risk management techniques. Each basket is designed to reach the Fund’s investment objective in different market environments and time cycles.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

Option Writing

To generate additional returns and reduce certain types of risk, the sub-adviser engages in various income generating strategies that are designed to complement the other components of the strategy. The option writing component of the DRS is an actively managed strategy whereby its proprietary risk management techniques are used. Periodically and regularly, the sub-adviser sells (writes) call and put options on an underlying index or security that are typically 1 – 3 months until expiration. The sub-adviser typically purchases those options back before expiration if they present an unfavorable risk and reward profile. Additionally, the sub-adviser engages in other income generating strategies using spread orders (an order to simultaneously write an option and buy an option that differ on strike price or maturity) on ETFs and indices.

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Options Generally. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the underlying index or security over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the underlying index or security at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the underlying index or security below a fixed price (the strike price of the put option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When a put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the underlying index or security at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the CFTC generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize options that are “section 1256 contracts.”

Rebalancing

The sub-adviser may rebalance the portfolio monthly to avoid excessive exposure to one economic sector. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below, the sub-adviser intends on having very little portfolio turnover since most of the equity portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

Tax Strategy

The sub-adviser intends to minimize taxes by holding the majority of its portfolio securities indefinitely subject to periodic re-balancing. In certain circumstances, capital losses may be harvested to minimize current year capital gains. Most of the dividends received will constitute qualified dividends and as a result we be taxed at the lowest rate. In addition, the hedging and option writing components of the DRS intend on using contracts that qualify as §1256 contracts, when available, and thus are taxed at the preferable tax rate regardless of the length of the holding period.

Swan Defined Risk Growth Fund

Using the sub-adviser’s proprietary DRS to select the Fund’s investments, the Fund seeks to achieve the Fund’s investment objective by investing, directly or indirectly, in:

  capitalization-weighted U.S. large capitalization ETFs that invest in equity securities that are represented in the S&P 500 Index, exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and exchange-traded put and call options on various equity indices to generate additional returns.

The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies. The Fund differs from other funds managed by the adviser and sub-adviser by focusing on growth over protection. The Fund purchases slightly “out-of-the-money” put options, i.e., put options where the current price of the underlying stock is above the strike price of the option, thus spending less on hedging. This small difference is spent on additional market exposure to increase growth potential.

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Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the adviser and sub-adviser.

The DRS is a proprietary investment process to select Fund investments that manage risk and generate income. The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market over an entire investment cycle (peak to trough) while seeking to minimize the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using the DRS, the sub-adviser seeks to “define risk” by placing the different components of the Fund in separate baskets with each basket containing unique and proprietary components and risk management techniques. Each basket is designed to reach the Fund’s investment objective in different market environments and time cycles.

Stock Selection

The Fund invests 75%-90% of its assets in capitalization-weighted U.S. large capitalization ETFs. This underlying position is hedged with long-term put options. The Fund seeks to generate monthly income by engaging in various option income trades. The size and characteristics of the ETFs and stocks focus on U.S. large capitalization stocks that seek to have a similar exposure as the S&P 500 Index.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific components.

Principal Investment Risks:

The Swan Defined Risk Growth Fund may be invested 75-95% in the iShares Core S&P 500 ETF or SPDR S&P 500 ETF, or a combination of the two. The iShares Core S&P 500 ETF seeks to track the investment results of the S&P 500 using a representative sampling indexing strategy to manage the fund. It invests 90% of its assets in securities of the S&P 500 and in depositary receipts representing securities of the S&P 500, and the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents. The SPDR S&P 500 ETF holds a portfolio of the common stocks included in the S&P 500, with the weight of each stock in the portfolio substantially corresponding to the weight of such stock in the S&P 500.

The following risks may apply to each Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

	Swan Defined Risk Fund	Swan Defined Risk Emerging Market Fund	Swan Defined Risk Foreign Developed Fund	Swan Defined Risk U.S. Small Cap	Swan Defined Risk Growth Fund
ADRs Risk		X	X
Currency Risk		X	X
Derivatives Risk	X	X	X	X	X
Emerging Market Risk		X
ETF Risk	X	X	X	X	X
Foreign Investment Risk		X	X	X
Large Capitalization Risk	X				X
Leveraging Risk	X	X	X	X	X
Limited History of Operations Risk					X
Management Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Option Risk	X	X	X	X	X
Small Capitalization Risk	X			X
Small and Medium Capitalization Stock Risk		X		X
  ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.
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  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  Derivatives Risk: The Fund’s and underlying ETFs’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the underlying ETF. The use of leverage may also cause the underlying ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the underlying ETFs’ potential for gain or loss and, therefore, amplify the effects of market volatility on share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
  Emerging Market Risk: The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
  ETF Risk: Your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track. The Fund invests in securities included in, or representatives of securities in, the S&P 500 Index, regardless of their investment merits.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable index. Certain securities comprising the index tracked by the passive ETFs may, from time to time, temporarily.
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  Foreign Investment Risk: To the extent the underlying funds invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the sub-adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.
  Large Capitalization Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
  Leveraging Risk: The use of leverage, such as that embedded in options, will magnify the Fund’s gains or losses. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Written option positions expose the Fund to potential losses many times the option premium received.
  Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
  Management Risk: The sub-adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the sub-adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the sub-adviser’s proprietary investment process. The sub-adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the sub-adviser’s investment strategy will produce the desired results.
  Market Risk: Overall equity and fixed income market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. There is no guarantee that the sub-adviser’s DRS will reduce market risk in all market conditions.
  Option Risk: The Fund may lose the entire put option premium paid if the underlying index does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.
  Small Capitalization Risk: To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.
  Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
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Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because “shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds”. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser: Swan Capital Management, LLC (the “Adviser”), located at 1099 Main Avenue, Suite 206, Durango, CO 81301, serves as Investment adviser to the Funds. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio. The Adviser is responsible for assuring that each Fund’s investments are made according to each Fund’s investment objective, policies and restrictions. The Adviser was established in 2012 for the purpose of managing mutual funds. As of June 30, 2019, it had approximately $2.2 billion in assets under management. Pursuant to advisory agreements between the Trust, on behalf of each Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, the annual advisory fee listed in the table below as a percentage of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund at least until October 31, 2020, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the percentages shown in the table below. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. The waiver agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Each Fund’s advisory fees and expense limits are as shown below:

Fund	Advisory Fee	Expense Limitation
Swan Defined Risk Fund	1.00%	Class Y 1.01%
Swan Defined Risk Emerging Markets Fund	1.00%	Class Y 1.01%
Swan Defined Risk Foreign Developed Fund	1.00%	Class Y 1.02%
Swan Defined Risk U.S. Small Cap Fund	1.00%	Class Y 1.02%
Swan Defined Risk Growth Fund	1.00%	Class Y 1.02%

During the fiscal year ended June 30, 2019, the Funds paid an aggregate of the percentages shown below of its average net assets to the Adviser (after fee waivers).

Fund	Net Management Fee Received After Waivers
Swan Defined Risk Fund	1.00%
Swan Defined Risk Emerging Markets Fund	0.91%
Swan Defined Risk Foreign Developed Fund	0.84%
Swan Defined Risk U.S. Small Cap Fund	0.89%
Swan Defined Risk Growth Fund	0.00%

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement is or will be available in the Funds’ annual or semi-annual report to shareholders, noted below.

Fund	Shareholder Report Date
Swan Defined Risk Fund	June 30, 2019
Swan Defined Risk Emerging Markets Fund	June 30, 2019
Swan Defined Risk Foreign Developed Fund	June 30, 2019
Swan Defined Risk U.S. Small Cap Fund	June 30, 2019
Swan Defined Risk Growth Fund	December 31, 2018

Sub-Adviser: Swan Global Management, LLC (the “Sub-Adviser”), located at 41 Shell Castle, Humacao, PR 00791, serves as sub-adviser to the Funds. The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser. Subject to the oversight of the Board of Trustees, the Sub-Adviser is responsible for management of each Fund’s investment portfolio. The Sub-Adviser is responsible for selecting each Fund’s investments according to each Fund’s investment objective, policies and restrictions. The Sub-Adviser was established in 2014 for the purpose of managing mutual funds. As of June 30, 2019, it had approximately $2.2 billion in assets under management.

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Portfolio Managers: Each Fund is managed on a day to day basis by Randy Swan as the Lead Portfolio Manager and Robert Swan as the Portfolio Manager of the Adviser and Sub-Adviser, and by Micah Wakefield and Chris Hausman as Portfolio Managers of the Sub-Adviser (together the “Portfolio Managers”). The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership in the Funds.

Randy Swan is the President and founder of the Adviser and Sub-Adviser and oversees the team that runs all of the firm’s investment activities. Before starting the Sub-Adviser in 2014, the Adviser in 2012 and Swan Global Investments, LLC in 1997, Randy Swan was a Senior Manager for KPMG working in the financial services sector. Randy Swan is a 1990 graduate of University of Texas with a BBA and a MPA (Master’s Degree in Professional Accounting).

Robert Swan serves as the Chief Operating Officer and Portfolio Manager of the Adviser and Sub-Adviser providing daily oversight of operations, investment management, trading, and the development and maintenance of proprietary technologies enabling the firms to scale and execute the DRS strategy across multiple funds and platforms. Prior to joining affiliated Adviser Swan Global Investments, LLC in 2010 and the Adviser in 2012, Robert Swan worked at Boeing Company as a flight testing and aerodynamics engineer. Robert Swan graduated from University of Texas with a BS in Aeronautical and Astronautical Engineering.

Micah Wakefield serves as a Portfolio Manager of the Sub-Adviser, providing research, strategic planning and product development. Prior to joining the Sub-Adviser in 2014, Mr. Wakefield spent over five years as director of trading and operations at a financial advisory firm. Mr. Wakefield has a B.A. in Liberal Studies and an MBA from Liberty University. He also holds the Chartered Alternative Investment Analyst designation (CAIA®).

Chris Hausman serves as a Portfolio Manager of the Sub-Adviser, with responsibility for risk management and assisting in the daily operations and trading for all DRS investments and positions. Prior to joining the Sub-Adviser in 2015, Mr. Hausman served in various roles at Saliba Portfolio Management, including Senior Portfolio Manager, Chief Portfolio Strategist and Director of Trading Operations. Mr. Hausman is a graduate of University of Pennsylvania’s Wharton School of Business with a BS in Finance, and is also a Chartered Market Technician.

Prior Performance of Similar Accounts to the Swan Defined Risk Fund

The Portfolio Managers are also responsible for managing separate accounts for clients, all of which are invested in the DRS. This strategy employs the same features of the Swan Defined Risk Fund’s principal investment strategies including investment in S&P 500 Index and sector ETFs and related options. Consequently, the DRS is substantially similar to the strategy employed by the Swan Defined Risk Fund. Mr. Randy Swan has full discretionary authority over the selection of investments for those DRS accounts, and intends to use substantially the same goals and style of investment management in managing the Swan Defined Risk Fund. The Swan Defined Risk Fund will have substantially the same investment objective, policies and strategies as the DRS accounts.

The information for the DRS accounts, which includes all substantially similar accounts, is provided to show the past performance of those accounts as measured against the specified benchmark and index. The performance of the DRS accounts does not represent the historical performance of the Swan Defined Risk Fund, and should not be considered indicative of future performance of the DRS accounts or the Swan Defined Risk Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the DRS accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the DRS accounts during the periods shown. Performance of the Swan Defined Risk Fund for future periods will definitely vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.

The Sub-Adviser provided the information shown below and calculated the performance information. The DRS accounts’ returns shown include realized and unrealized gains plus income, including accrued income. These returns have been adjusted to reflect the estimated expenses of the shares of the Swan Defined Risk Fund, including 12b-1 fees, in place of the fees charged for the DRS accounts. The performance is shown net of estimated operating expenses of each shares class (excluding the expenses incurred within underlying funds, such as ETFs) for the first year of operations of the Swan Defined Risk Fund. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the DRS accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The DRS accounts were valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

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Swan DRS Select Composite

Average Annual Total Returns

For the periods ended December 31, 2018,

Swan DRS Select Composite[1]	1 Year	5 Years	10 Years	Since Inception[2]
Assuming Class A Expenses and Load	(13.64%	(0.49)%	4.98%	6.87%
Assuming Class A Expenses	(8.61)%	2.04%	5.57%	7.15%
Assuming Class C Expenses	(9.30)%	1.28%	4.78%	6.35%
Assuming Class I Expenses	(8.38)%	2.30%	5.84%	7.42%
S&P 500 Index[3]	(4.38)%	8.49%	13.12%	6.95%
60% S&P 500/40% Barclays US Aggregate	(2.35)%	6.24%	9.42%	6.45%
(1)	As of December 31, 2018, the DRS Select Composite is 582 accounts totaling $431 million. The DRS Select Composite demonstrates the performance of nonqualified assets managed by the Sub-Advisor since inception. It includes discretionary individual accounts whose account holders seek the upside potential of owning stock, and the desire to eliminate most of the risk associated with owning stock. The composite relies on long-term equity anticipation securities (“LEAPs”) and other options to manage this risk. Individual accounts own S&P 500 exchange traded funds and LEAPs associated with the exchange traded funds as well as multiple other option spreads that represent other indices that are widely traded. The DRS was designed to protect investors from substantial market declines, provide income in flat or choppy markets, and to benefit from market appreciation.
(2)	The inception date for the DRS Select Composite is July 1, 1997.
(3)	The S&P 500 Index is an unmanaged basket of stocks. Unlike a mutual fund, it also does not reflect any trading costs or management fees. You cannot invest directly in an index.

The following additional information is based upon the DRS Select Composite assuming Class I expenses, which are lower than the expenses of other share classes of the Swan Defined Risk Fund. If the expenses of other share classes had been used, returns would be lower.

Year-To-Year Returns

Swan DRS Select Composite

Years ended December 31*

*The table reflects the years ended December 31 with the exception of 1997, which reflects the period July 1, 1997 to December 31, 1997.

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38

HOW SHARES ARE PRICED

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes Class Y shares offered by the Funds. Class A, Class C and Class I shares are offered for sale through a separate prospectus. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. Each class of shares in a Fund represents interest in the same portfolio of investments within a Fund. There is no investment minimum on reinvested distributions, and a Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class Y Shares

Class Y shares of each Fund are sold at NAV without an initial sales charge and are not subject to distribution and/or shareholder service fees (12b-1 fees), but have a higher minimum initial investment than Class A, Class C and Class I shares. This means that 100% of your initial investment is placed into shares of the Funds.

Minimum Initial and Subsequent Investment Amounts: The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

Maximum Investment Amounts: There is no maximum purchase for Class Y shares.

Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to the following address:

Regular Mail

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at
1-877-896-2590 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-896-2590 for more information about the Funds’ Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased; and
  a completed purchase application or investment stub check payable to the “Swan Defined Risk Fund”, “Swan Defined Risk Emerging Markets Fund”, “Swan Defined Risk Foreign Developed Fund”, “Swan Defined Risk U.S. Small Cap Fund” or “Swan Defined Risk Growth Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-877-896-2590 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

41

HOW TO REDEEM SHARES

Redeeming Shares: The Funds typically expect that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-896-2590. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-877-896-2590 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. To the extent feasible, the Funds expect that a redemption-in-kind will be a pro-rata allocation of the relevant Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

42

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Exchanges Between Swan Funds: Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, the Fund may delay a transaction or not implement one if it is not reasonably satisfied that the instructions are genuine. If this occurs, the Fund and the transfer agent will not be liable for any loss. The Funds and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges. The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers”. Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Funds;
  you request that a redemption be mailed to an address other than that on record with the Funds;
  the proceeds of a requested redemption exceed $50,000;
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
  your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

43

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing and commit staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading policy.” These methods include:

•	Rejecting or limiting specific purchase requests.
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

44

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year, each Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Householding: To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-896-2590 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

45

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche, LLP whose report, along with each Fund’s financial statements, are included in the Funds’ June 30, 2019, annual report, which is available at no charge upon request.

SWAN DEFINED RISK FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y

For the
Period Ended
June 30, 2019(1)

Net asset value, beginning of period	$11.75
Activity from investment operations:
Net investment income(2)	0.14
Net realized and unrealized gain on investments, options purchased and options written	0.98
Total from investment operations	1.12
Net asset value, end of period	$12.87
Total return (3,4)	9.53%
Net assets, at end of period (000s)	$38
Ratio of gross expenses to average net assets(5,6)	1.15%
Ratio of net expenses to average net assets(5,6)	1.01%
Ratio of net investment income to average net assets(6,7)	2.22%
Portfolio Turnover Rate(4)	14%

(1)	The Swan Defined Risk Fund’s Class Y shares commenced operations on December 27, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
46

SWAN DEFINED RISK EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y

For the
Period Ended
June 30, 2019(1)

Net asset value, beginning of period	$9.58
Activity from investment operations:
Net investment income(2)	0.06
Net realized and unrealized gain on investments, options purchased and options written	0.30
Total from investment operations	0.36
Net asset value, end of period	$9.94
Total return(3,4)	3.76%
Net assets, at end of period (000s)	$110
Ratio of gross expenses to average net assets(5,6,8)	1.59%
Ratio of net expenses to average net assets(5,6,8)	1.11%
Ratio of net investment income to average net assets(6,7,8)	1.14%
Portfolio Turnover Rate(4)	45%

(1)	The Swan Defined Risk Emerging Markets Fund’s Class Y shares commenced operations on December 27, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Excluding interest expense, the following ratio would have been:

Gross expenses to average net assets(5,6)	1.49%
Net expenses to average net assets(5,6)	1.01%
Net investment income to average net assets(6,7)	1.24%

47

SWAN DEFINED RISK FOREIGN DEVELOPED FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y

For the
Period Ended
June 30, 2019(1)

Net asset value, beginning of period	$9.64
Activity from investment operations:
Net investment income(2)	0.23
Net realized and unrealized gain on investments, options purchased and options written	0.40
Total from investment operations	0.63
Net asset value, end of period	$10.27
Total return(3,4)	6.54%
Net assets, at end of period (000s)	$107
Ratio of gross expenses to average net assets(5,6,8)	1.76%
Ratio of net expenses to average net assets(5,6,8)	1.22%
Ratio of net investment income to average net assets(6,7,8)	4.41%
Portfolio Turnover Rate(4)	10%

(1)	The Swan Defined Risk Foreign Developed Fund’s Class Y shares commenced operations on December 27, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Excluding interest expense, the following ratios would have been:

ross expenses to average net assets(5,6)	1.56%
Net expenses to average net assets(5,6)	1.02%
Net investment income to average net assets(6,7)	4.61%

48

SWAN DEFINED RISK U.S. SMALL CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y

For the
Period Ended
June 30, 2019(1)

Net asset value, beginning of period	$10.86
Activity from investment operations:
Net investment income(2)	0.03
Net realized and unrealized gain on investments, options purchased and options written	1.13
Total from investment operations	1.16
Net asset value, end of period	$12.02
Total return(3,4)	10.68%
Net assets, at end of period (000s)	$116
Ratio of gross expenses to average net assets(5,6,8)	1.63%
Ratio of expenses to average net assets(5,6,8)	1.14%
Ratio of net investment income to average net assets(5,6,7,8)	0.52%
Portfolio Turnover Rate (4)	17%

(1)	The Swan Defined Risk U.S. Small Cap Fund’s Class Y shares commenced operations on December 27, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets(5,6)	1.51%
Net expenses to average net assets(5,6)	1.02%
Net investment income to average net assets(5,6,7)	0.64%

49

SWAN DEFINED RISK GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y

For the
Period Ended
June 30, 2019(1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income(2,3)	0.08
Net realized and unrealized gain on investments, options purchased and options written	1.32
Total from investment operations	1.40
Net asset value, end of period	$11.40
Total return(4,5)	14.00%
Net assets, at end of period (000s)	$235
Ratio of gross expenses to average net assets(6,7)	10.48%
Ratio of net expenses to average net assets(6,7)	1.02%
Ratio of net investment income to average net assets(6,7,8)	0.41%
Portfolio Turnover Rate(5)	0%

(1)	The Swan Defined Risk Growth Fund Class Y commenced operations on December 27, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01
(4)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.
(5)	Not annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Annualized.
(8)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
50

Rev. February 2014

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
52

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

Adviser Sub-Adviser	Swan Capital Management, LLC 1099 Main Avenue, Unit 206 Durango, CO 81301 Swan Global Management, LLC 41 Shell Castle Humacao, PR 00791	Distributor	Northern Lights Distributors, LLC 17645 Wright Street, Suite 200, Omaha, NE 68130
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, NA 350 California Street, Suite 2 San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 28, 2019 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-896-2590 or visit www.swandefinedriskfunds.com. You may also write to:

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

Swan Defined Risk Fund

Class Y Shares SDRYX

Swan Defined Risk Emerging Markets Fund

Class Y Shares SDFYX

Swan Defined Risk Foreign Developed Fund

Class Y Shares SDJYX

Swan Defined Risk U.S. Small Cap Fund

Class Y Shares SDCYX

Swan Defined Risk Growth Fund

Class Y Shares SDAYX

each a series of Northern Lights Fund Trust III

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2019

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, and Swan Defined Risk U.S. Small Cap Fund (each a “Fund”, and collectively referred to as the “Funds” or the “Swan Funds”) dated October 28, 2019, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-877-896-2590. You may also obtain a prospectus by visiting the Funds’ website at www.swandefinedriskfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	25
INVESTMENT RESTRICTIONS	26
INVESTMENT ADVISER AND SUB-ADVISER	28
PORTFOLIO MANAGERS	31
ALLOCATION OF BROKERAGE	33
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	35
OTHER SERVICE PROVIDERS	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
LEGAL COUNSEL	40
DISTRIBUTOR	40
DESCRIPTION OF SHARES	43
CODE OF ETHICS	43
PROXY VOTING POLICIES	43
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	44
TAX STATUS	49
ANTI-MONEY LAUNDERING PROGRAM	55
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	55
MANAGEMENT	57
FINANCIAL STATEMENTS	63
APPENDIX A – BOND RATINGS	64
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	66

THE FUNDS

The Swan Funds are each diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Swan Capital Management, LLC (the “Adviser”) is the Funds’ investment adviser. Each Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Swan Defined Risk Fund is comprised of five classes of shares:  Class A, Class C, Class I, Class Y and No-Load Class shares. Class Y shares are offered under this SAI. No-Load Class shares are not currently available. The Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund offer four classes of shares: Class A, Class C, Class I and Class Y shares. Class Y shares are offered under this SAI. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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INVESTMENTS AND RISKS

The investment objective of the Funds and the descriptions of the Funds’ principal investment strategies are set forth under “Principal Investment Strategies” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds’ investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Funds invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be

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subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in sovereign bonds. Sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Funds may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to holders of such government’s debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The

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failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

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At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (each a “bank”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Funds as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds’ investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

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Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

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Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield. High risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

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Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Funds determines that an investment in any such type of obligation is consistent with the Funds’ investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan

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notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Funds may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Master Limited Partnerships (“MLPs”)

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

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In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

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Real Estate Investment Trusts (“REITs”)

The Funds may invest in the equity securities of REITs focused on the energy industry. A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Energy Trust Securities.

The Funds may invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that each Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Funds will have less after-tax cash available for distribution to shareholders.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. A decision by the Funds to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components

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underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to

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timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

Each Fund’s investments in exchange-traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, a Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by a Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one such investment company. However, many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in an ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. In the alternative, the Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Funds may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as

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“NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. Each Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, the Funds’ ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Funds when relying on certain exemptions to limitations on investments in other investment companies will be obligated to redeem shares held by

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the Funds only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Therefore, shares held by a Fund when relying on certain exemptions to limitations on investments in other investment companies under the 1940 Act in excess of 1% of an underlying fund’s outstanding securities will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Funds may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Funds and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

General. The Funds may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent the Funds’ currency exchange transactions do not fully protect the Funds against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Funds invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

Each Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Funds’ execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being

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called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Funds. Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Funds’ securities that would result in a loss on both such securities and the options on stock indices acquired by the Funds.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Funds are unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy their obligation under the option to deliver such securities. If the Funds are unable to effect a closing sale transaction with respect to options on securities that they have purchased, they would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that the Funds have purchased) expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds’ custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option they have purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, they may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as covered dealer call option writers, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change their treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Funds purchase or sell a security, no price would be paid or received by the Funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Funds’ open positions in futures contracts, the Funds would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities,

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known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Funds may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Funds’ current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Funds’ risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.

The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Funds will also establish and maintain such accounts with respect to their total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds’ illiquid investment limitations. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Funds may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Funds will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid the Funds on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”)

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promulgated thereunder, with respect to each Fund’s operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities they have committed to purchase until they have paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

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Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the FINRA.

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Funds may lend their portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return of securities loaned, (3) the Funds will receive any interest or dividends received

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on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds.

Short Sales

Short Sales “Against The Box.” The Funds may engage in short sales “against the box.” In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales “against the box,” but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or

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liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Sub-Adviser Risks

If the sub-adviser manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the sub-adviser manages other accounts. This increases the competition for the same trades which the Funds make. There is no assurance that the Funds’ trading will generate the same results as any other accounts managed by the sub-adviser.

PORTFOLIO TURNOVER

The Funds may engage in a high level of trading in seeking to achieve their investment objectives. The portfolio turnover rate for a Fund’s is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalents of all the securities in the Funds’ portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

The following table displays the portfolio turnover rates for the Funds for the fiscal years or periods ended June 30th as shown below:

FUND	Portfolio Turnover Rates
	2019	2018
Swan Defined Risk Fund	14%	9%
Swan Defined Risk Emerging Markets Fund	45%	7%
Swan Defined Risk Foreign Developed Fund	10%	4%
Swan Defined Risk U.S. Small Cap Fund	17%	1%
Swan Defined Risk Growth Fund*	0%	N/A

*The Fund had not yet commenced operations as of June 30, 2018.

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INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds. The Funds may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Funds may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities;

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Funds may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	With respect to the Swan Defined Risk Fund and the Swan Defined Risk Emerging Market Fund, make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities. With respect to the
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Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund, make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Funds’ investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

With respect to interpretations of the SEC or its staff described in paragraph number 1 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Funds’ assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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INVESTMENT ADVISER AND SUB-ADVISER

The Adviser. Swan Capital Management, LLC, located at 1099 Main Avenue, Unit 206, Durango, CO 81301, serves as investment adviser to the Funds. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of the Funds’ investment portfolio. The Adviser is responsible for selecting the Funds’ investments according to the Funds’ investment objective, policies and restrictions. The Adviser was established in 2012 for the purpose of managing mutual funds. As of June 30, 2019, it had approximately $2.2 billion in assets under management. The Adviser is controlled by Randy Swan.

Pursuant to Investment Advisory Agreements (the “Advisory Agreements”), the Funds pay the Adviser, on a monthly basis, an annual advisory fee equal to 1.00% per year of the applicable Fund’s average daily net assets: The Advisory Agreements continued in effect for two (2) years initially and thereafter continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreements for the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund were last renewed by the Board of Trustees at a meeting held on May 29-30, 2019. The Advisory Agreement for the Swan Defined Risk Growth Fund was approved by the Board of Trustees at a meeting held on August 21-22, 2018.

The Adviser has contractually agreed to waive its fees and reimburse expenses for the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund at least until October 31, 2020, to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed the percentages, shown in the table below, of average daily net assets of Class Y shares of the Funds (the “Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. This waiver may be terminated only by the Trust’s Board, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. Each Fund’s expense limitation is shown below:

Fund	Expense Limitation
Swan Defined Risk Fund	Class Y 1.01%
Swan Defined Risk Emerging Markets Fund	Class Y 1.01%
Swan Defined Risk Foreign Developed Fund	Class Y 1.02%
Swan Defined Risk U.S. Small Cap Fund	Class Y 1.02%
Swan Defined Risk Growth Fund	Class Y 1.02%

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The following table displays the advisory fees that were incurred by the Funds during the fiscal year or period ended June 30, 2019:

Fund	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser	Amount Subject to Recoupment
Swan Defined Risk Fund	1.00%	$25,588,065	$12	$25,588,053	$0	$12
Swan Defined Risk Emerging Markets Fund	1.00%	$492,530	$46,345	$446,185	$0	$46,345
Swan Defined Risk Foreign Developed Fund	1.00%	$434,798	$69,822	$364,976	$0	$69,822
Swan Defined Risk U.S. Small Cap Fund	1.00%	$469,335	$51,616	$417,719	$0	$51,616
Swan Defined Risk Growth Fund	1.00%	$10,977	$10,977	$0	$90,354	$101,331

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The following table displays the advisory fees that were incurred by the Funds during the fiscal year or period ended June 30, 2018:

Fund	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser	Amount Subject to Recoupment
Swan Defined Risk Fund	1.00%	$30,206,687	$0	$30,206,687	$0	$0
Swan Defined Risk Emerging Markets Fund	1.00%	$479,399	$10,093	$469,306	$0	$10,093
Swan Defined Risk Foreign Developed Fund	1.00%	$427,741	$42,274	$385,467	$0	$42,274
Swan Defined Risk U.S. Small Cap Fund	1.00%	$372,768	$50,173	$322,595	$0	$50,173
Swan Defined Risk Growth Fund*	1.00%	N/A	N/A	N/A	N/A	N/A

*The Fund had not yet commenced operations as of June 30, 2018.

The following table displays the advisory fees that were incurred by the Funds during the fiscal year or period ended June 30, 2017:

Fund	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser	Amount Subject to Recoupment
Swan Defined Risk Fund	1.00%	$21,946,498	$0	$21,946,498	$0	$0
Swan Defined Risk Emerging Markets Fund	1.00%	$271,232	$65,850	$205,382	$0	$65,850
Swan Defined Risk Foreign Developed Fund	1.00%	$187,598	$70,853	$116,745	$0	$70,853
Swan Defined Risk U.S. Small Cap Fund	1.00%	$171,981	$66,632	$105,349	$0	$66,632

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Sub-Adviser and Sub-Advisory Agreements

The Adviser has engaged Swan Global Management, LLC (the “Sub-Adviser”) to serve as sub-adviser to the Funds pursuant to Investment Sub-Advisory Agreements (the “Sub-Advisory Agreements”). The Sub-Adviser is responsible for selecting the Funds’ investments according to the Funds’ investment objective, policies and restrictions. The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser.

The Sub-Advisory Agreements continued in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Advisory Agreements provide that the Sub-Adviser will formulate and implement a continuous investment program for the Funds, in accordance with the Funds’ objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements. Pursuant to the Sub-Advisory Agreements between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Funds.

PORTFOLIO MANAGERS

Representatives of the Adviser and Sub-Adviser serve as the portfolio managers (“Portfolio Managers”) of the Funds. The Funds’ lead portfolio manager is Randy Swan, while Robert Swan, Christopher Hausman and Micah Wakefield serve as the Funds’ portfolio managers. The Sub-Adviser is a wholly owned subsidiary of the Adviser and Adviser personnel support the portfolio managers on a daily basis in all aspects of the Sub-Adviser’s operations.

Portfolio Managers. As described in the Prospectus, the portfolio managers listed below are responsible for the management of the Funds and, as of June 30, 2019, the other accounts set forth in the following table.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Randy Swan	None	$0	5	$248,860,000	4,200	$1,178,500,000
Robert Swan	None	$0	5	$248,860,000	4,200	$1,178,500,000
Christopher Hausman	None	$0	5	$248,860,000	4,200	$1,178,500,000
Micah Wakefield	None	$0	5	$248,860,000	4,200	$1,178,500,000

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Of the accounts above, none are subject to performance-based fees.

Conflicts of Interest.

As indicated in the table above, the Portfolio Managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The Portfolio Managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds. In this instance, a portfolio manager may have an incentive to favor the account with the higher fee over the Funds. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, a portfolio manager is normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Adviser and Sub-Adviser.

The Adviser and Sub-Adviser attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser or Sub-Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser and Sub-Adviser have each adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser and Sub-Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation.

For services as lead portfolio manager to the Funds, Mr. Randy Swan receives a fixed salary from the Adviser and will also share in their profits, if any, due to his majority ownership of the Adviser. Mr. Robert Swan receives a fixed salary from the Adviser and also shares in profits of the Sub-Adviser due to his minority ownership of the Sub-Adviser. Mr. Hausman and Mr. Wakefield receive a fixed salary from the Sub-Adviser and also share in the profits of the Sub-Adviser due to their minority ownership of the Sub-Adviser.

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Ownership of Securities.

As of June 30, 2019, the portfolio managers beneficially owned the following amounts in each Fund:

	Fund	Dollar Range of Shares Beneficially Owned
Randy Swan	Swan Defined Risk Fund	Over $1,000,000
	Swan Defined Risk Emerging Markets Fund	Over $1,000,000
	Swan Defined Risk Foreign Developed Fund	Over $1,000,000
	Swan Defined Risk U.S. Small Cap Fund	Over $1,000,000
	Swan Defined Risk Growth Fund	Over $1,000,000
Robert Swan	Swan Defined Risk Fund	None
	Swan Defined Risk Emerging Markets Fund	$10,001-$50,000
	Swan Defined Risk Foreign Developed Fund	$10,001-$50,000
	Swan Defined Risk U.S. Small Cap Fund	$10,001-$50,000
	Swan Defined Risk Growth Fund	$10,001-$50,000
Micah Wakefield	Swan Defined Risk Fund	$1-$10,000
	Swan Defined Risk Emerging Markets Fund	$1-$10,000
	Swan Defined Risk Foreign Developed Fund	$1-$10,000
	Swan Defined Risk U.S. Small Cap Fund	$1-$10,000
	Swan Defined Risk Growth Fund	$1-$10,000
Chris Hausman	Swan Defined Risk Fund	$10,001-$50,000
	Swan Defined Risk Emerging Markets Fund	$10,001-$50,000
	Swan Defined Risk Foreign Developed Fund	$10,001-$50,000
	Swan Defined Risk U.S. Small Cap Fund	$10,001-$50,000
	Swan Defined Risk Growth Fund	None

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers who are employees of the Adviser. The Adviser and/or Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling the Funds’ portfolio securities, it is the Adviser and Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Funds may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Funds’ portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser or Sub-Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

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Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser or Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser or Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser and Sub-Adviser receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Funds’ portfolio is likely to be invested. The Adviser or Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser or Sub-Adviser may be relieved of expenses, which they might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser or Sub-Adviser by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser or Sub-Adviser. The Adviser and Sub-Adviser have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises

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investment discretion. Accordingly, the Adviser or Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor (as defined below under “The Distributor”), or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC. The table below provides information about the brokerage fees incurred by the Funds for the fiscal year or period ended June 30th:

Fund	Brokerage Commissions
	2019	2018	2017
Swan Defined Risk Fund	$908,631	$1,241,013	$1,399,671
Swan Defined Risk Emerging Markets Fund	$111,528	$108,620	$72,287
Swan Defined Risk Foreign Developed Fund	$40,345	$40,418	$56,581
Swan Defined Risk U.S. Small Cap Fund	$2,503	$2,788	$2,895
Swan Defined Risk Growth Fund*	$740	N/A	N/A

*The Fund had not yet commenced operations as of June 30, 2018.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds’ shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and Form N-PORT 30 days after the end of each calendar quarter.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Funds and that the recipient is subject to a duty to keep the information confidential and not trade on material non-public information.

Adviser and Sub-Adviser. Personnel of the Adviser and the Sub-Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as

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for the assistance of the Portfolio Managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, N.A. MUFG Union Bank, N.A. is Custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP. Deloitte & Touche LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Funds, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential and not trade on material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, a Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

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OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (the “Administrator” or “GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board of Trustees. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board of Trustees.  The Agreement is terminable by the Board of Trustees or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board of Trustees; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

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GFS also provides the Funds’ with accounting services, including: (i) computing NAV daily; (ii) maintaining security ledgers and books and records as required by the 1940 Act; (iii) producing the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciling accounting records; (v) calculating yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to each Fund under the Agreement the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. Each Fund also pays GFS for any out-of-pocket expenses.

For the fiscal years or period ended June 30, 2019, the Funds incurred the following fees:

Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Swan Defined Risk Fund	$951,023	$306,843	$265,151
Swan Defined Risk Emerging Markets Fund	$26,950	$14,467	$41,587
Swan Defined Risk Foreign Developed Fund	$24,640	$14,258	$41,087
Swan Defined Risk U.S. Small Cap Fund	$26,522	$14,520	$40,587
Swan Defined Risk Growth Fund	$5,192	$6,249	$16,963

For the fiscal year ended June 30, 2018, the Funds incurred the following fees:

Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Swan Defined Risk Fund	$1,034,994	$320,280	$329,323
Swan Defined Risk Emerging Markets Fund	$19,456	$11,058	$36,833
Swan Defined Risk Foreign Developed Fund	$17,871	$10,321	$36,292
Swan Defined Risk U.S. Small Cap Fund	$15,668	$10,131	$34,832
Swan Defined Risk Growth Fund*	N/A	N/A	N/A

*The Fund had not yet commenced operations as of June 30, 2018.

For the fiscal year ended June 30, 2017, the Funds incurred the following fees:

Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Swan Defined Risk Fund	$882,326	$249,987	$284,999
Swan Defined Risk Emerging Markets Fund	$12,762	$19,334	$27,597
Swan Defined Risk Foreign Developed Fund	$10,256	$18,160	$26,433
Swan Defined Risk U.S. Small Cap Fund	$11,321	$17,826	$27,042
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For the period ended June 30, 2017, GFS voluntarily waived $3,075 and $3,075 in fees it earned under the Agreement (shown in the table above) applicable to the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund, respectively.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS, the Distributor, and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Custodian

MUFG Union Bank, N.A., (the “Custodian”) located at 400 California Street, San Francisco, California 94104, serves as the custodian of the Funds’ assets pursuant to a custody agreement (the “Custody Agreement”) by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), located at 80 Arkay Drive, Hauppauge, Suite 110, NY 11788, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses.

Fund	Compliance Services Fees
	2019	2018	2017
Swan Defined Risk Fund	$61,898	$64,010	$39,565
Swan Defined Risk Emerging Markets Fund	$13,666	$11,511	$10,247
Swan Defined Risk Foreign Developed Fund	$13,666	$11,165	$10,197
Swan Defined Risk U.S. Small Cap Fund	$13,166	$11,511	$9,291
Swan Defined Risk Growth Fund*	$5,980	N/A	N/A

* The Fund had not yet commenced operations as of June 30, 2018.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92636, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust’s legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year or period ended June 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Swan Defined Risk Fund Class A	$96,597	$0	$0	$0
Swan Defined Risk Fund Class C	$0	$0	$0	$0
Swan Defined Risk Emerging Markets Fund - Class A	$1,394	$0	$0	$0
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Swan Defined Risk Emerging Markets Fund - Class C	$0	$0	$0	$0
Swan Defined Foreign Developed Fund - Class A	$801	$0	$0	$0
Swan Defined Foreign Developed Fund - Class C	$0	$0	$0	$0
Swan Defined Risk US Small Cap Fund - Class A	$1,152	$0	$0	$0
Swan Defined Risk US Small Cap Fund - Class C	$0	$0	$0	$0
Swan Defined Risk Growth Fund - Class A	$0	$0	$0	$0
Swan Defined Risk Growth Fund - Class C	$0	$0	$0	$0
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, and collectively the “Plans”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A and up to 1.00% for Class C shares of the Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Trust’s Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Funds will bear its own costs of distribution with respect to its shares. The Funds may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Trust’s Board, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

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The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Trust’s Board and a majority of the Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal period and year ended June 30, 2019, the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund paid $3,057,486, $42,687, $21,032, $22,399 and $0 respectively, in distribution related fees pursuant to the Plans.

For the fiscal year ended June 30, 2019, each Fund incurred the following allocated distribution expenses:

Swan Defined Risk Funds
During the Annual Year and Period Ended June 30, 2019
	Swan Defined Risk Fund Class A	Swan Defined Risk Fund Class C	Swan Defined Risk Emerging Markets Fund - Class A	Swan Defined Risk Emerging Markets Fund - Class C	Swan Defined Foreign Developed Fund - Class A	Swan Defined Foreign Developed Fund - Class C	Swan Defined Risk US Small Cap Fund - Class A	Swan Defined Risk US Small Cap Fund - Class C	Swan Defined Risk Growth Fund - Class A	Swan Defined Risk Growth Fund - Class C
Advertising/Marketing	None	None	None	None	None	None	None	None	None	None
Printing/Postage	None	None	None	None	None	None	None	None	None	None
Payment to distributor	$42,812	$119,007	$1,838	$1,323	$704	$2,330	$697	$3,473	$0	$0
Payment to dealers	$559,570	$1,857,493	$4,821	$25,268	$3,415	$5,606	$2,370	$3,777	$0	$0
Compensation to sales personnel	None	None	None	None	None	None	None	None	None	None
Other	$131,929	$346,675	$5,353	$4,084	$2,022	$6,955	$1,751	$10,331	$0	$0
Total	$734,311	$2,323,175	$12,012	$30,675	$6,141	$14,891	$4,818	$17,581	$0	$0

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the Sub-Adviser will vote all proxies that are received on the Funds’ behalf.

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Where a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and the Funds’ interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s and Sub-Adviser’s proxy voting policies is attached hereto as Appendix B.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-877-896-2590, by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-896-2590 and will be sent within three business days of receipt of a request.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How to Purchase Shares," the net asset value ("NAV") of each Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class, respectively.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Trust’s Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Trust’s Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

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Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Trust’s Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Trust’s Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Trust’s Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

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When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Trust’s Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Trust’s Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board. The Board has delegated execution of these procedures to a fair value committee composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

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Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder’s shares of the Funds when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

Swan Defined Risk Growth Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the IRC.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRC and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Swan Defined Risk Fund	$4,482,927	$—	$—	$(290,379,526)	$—	$532,516,391	$246,619,792
Swan Defined Risk Emerging Markets Fund	1,567,931	377,963	—	—	(3,977,281)	1,137,363	(894,024)
Swan Defined Risk Foreign Developed Fund	1,250,066	—	—	—	(3,340,931)	1,350,914	(739,951)
Swan Defined Risk Growth Fund	19,602	14,005	—	—	(46,690)	210,324	197,241
Swan Defined Risk U.S. Small Cap Fund	—	—	(765,558)	(1,816,408)	(486,059)	5,598,145	2,530,120

At June 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carry forwards utilized as follows:

	Non-Expiring
				CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
Swan Defined Risk Fund	$186,100,840	$104,278,686	$290,379,526	$—
Swan Defined Risk Emerging Markets Fund	—	—	—	560,335
Swan Defined Risk Foreign Developed Fund	—	—	—	—
Swan Defined Risk Growth Fund	—	—	—	—
Swan Defined Risk U.S. Small Cap Fund	736,812	1,079,596	1,816,408	—

To be treated as a regulated investment company under Subchapter M of the IRC, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or

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other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRC. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRC.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Funds have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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A redemption of the Funds’ shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds are required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of the Funds’ shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRC, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Investment Company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if each is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain passive foreign investment companies (“PFICs”) could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Funds are required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Funds receives from another investment company will pass through to the Funds’ shareholders as long as the Funds and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Funds will not be able to recognize their share of those losses until they dispose of shares of such investment company. Moreover, even when the Funds do make such a disposition, a portion of their loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Funds will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Funds invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the investment companies in which it invests.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to “pass through” to the Funds’ shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax

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imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

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A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

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As of October 4, 2019, the following shareholders of record owned 5% or more of the outstanding shares of each class of the Funds as listed below:

Swan Defined Risk Growth Fund
Class Y Shares Name & Address	Shares	Percentage of Fund Share Class
TD Ameritrade FBO/Patrick Stiefel Rollover IRA TD Ameritrade Clearing, Custodian 273 Engine Creek TRL Durango CO 81301-3444	3,443.3980	8.17%

TD Ameritrade FBO/Stewart I Rafalo & Anne E Fafalo JTTEN 450 Mariposa Dr. Durango CO 81301-6585	12,175.9080	28.88%

TD Ameritrade FBO/Justin W. Bates IRA TD Ameritrade Clearing, Custodian 413 Suncrest Lane Durango CO 81303	3,784.7600	8.98%
TD Ameritrade FBO/Monte Jackson IRA TD Ameritrade Clearing, Custodian 130 Elk Trail RD Durango CO 81301-6951	4,809.2230	11.41%

TD Ameritrade FBO/Monte Jackson Roth IRA TD Ameritrade Clearing, Custodian 130 Elk Trail RD Durango CO 81301-6951	3,030.0500	7.19%

TD Ameritrade FBO/Janice L Westberg Roth IRA TD Ameritrade Clearing, Custodian 57 Hollow Ridge RD Durango CO 81301-7244	6,342.9440	15.05%

TD Ameritrade FBO/Janice L Westberg 57 Hollow Ridge RD Durango CO 81301-7244	3,428.9700	8.13%

Management Ownership Information.  As of October 4, 2018, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board of Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Board of Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board of Trustees Leadership Structure. The Board of Trustees is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board of Trustees has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board of Trustees is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board of Trustees believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, for the past eight years, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes himself full time to corporate law practice, board governance

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consulting for operating companies and private investing. In May 2014, Mr. Jensen and his firm conducted the 11th Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. In 2001, Mr. Jensen co-founded Intelisum, Inc., a company pursuing computer and measurement technology and products, and was Chairman of the Board from 2001 to 2008. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., including Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and was a Director of the University of Utah Research Foundation from 2000 to 2018. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Directors. Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the National Association of Corporate Directors. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor is a Director of the Lynn Pippenger School of Accountancy at the

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Muma College of Business at the University of South Florida. Since August 2017, Dr. Taylor has been serving a three-year term as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor teaches corporate governance and accounting policy as well as auditing and assurance services and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

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Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	5	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	5	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011).	5	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15).	5	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	5	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015).

* As of June 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

** Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

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Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

Compensation of Directors. Effective April 1, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $21,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2017 through March 31, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the

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quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund, and Swan Defined Risk Growth Fund during the fiscal year ended June 30, 2019. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Swan Defined Risk Fund	Swan Defined Risk Emerging Markets Fund	Swan Defined Risk Foreign Developed Fund	Swan Defined Risk U.S. Small Cap Fund	Swan Defined Risk Growth Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex** Paid to Trustees
James U. Jensen	$3,481.04	$2,245.68	$2,243.18	$2,244.77	$1,674.86	None	None	$11,889.52
Patricia Luscombe	$3,481.04	$2,245.68	$2,243.18	$2,244.77	$1,674.86	None	None	$11,889.52
John V. Palancia	$4,641.38	$2,994.24	$2,990.91	$2,993.03	$2,233.14	None	None	$15,852.70
Mark H. Taylor	$4,254.60	$2,744.72	$2,741.67	$2,743.61	$2,047.05	None	None	$14,531.64
Jeffery D. Young	$3,481.04	$2,245.68	$2,243.18	$2,244.77	$1,674.86	None	None	$11,889.52

* Based on estimated amounts for the current fiscal year.

** There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended June 30, 2019, the aggregate independent Trustees’ fees paid by the entire Trust were $442,500.

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Trustees’ Ownership of Shares in the Fund. As of December 31, 2018, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Swan Defined Risk Fund	Dollar Range of Equity Securities in the Swan Defined Risk Emerging Markets Fund	Dollar Range of Equity Securities in the Swan Defined Risk Foreign Developed Fund	Dollar Range of Equity Securities in the Swan Defined Risk U.S. Small Cap Fund	Dollar Range of Equity Securities in the Swan Defined Risk Growth Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
James U. Jensen	None	None	None	None	None	$10,001-$50,000
Patricia Luscombe	$10,001-$50,000	None	None	None	None	$10,001-$50,000
John V. Palancia	$10,001-$50,000	None	None	None	None	$10,001-$50,000
Mark H. Taylor	$10,001-$50,000	None	None	None	None	$10,001-$50,000
Jeffery D. Young	None	None	None	None	None	None

* The “Family of Investment Companies” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV, and Northern Lights Variable Trust.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended June 30, 2019. You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Funds at 1-877-896-2590.

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APPENDIX A

BOND RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s are judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-

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term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B

Proxy Voting – Swan Capital Management, LLC and Swan Global Management, LLC

General. Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser’s voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

The Company will prepare and file the Form N-PX with the SEC annually no later than August 31, containing the Swan Capital Management, LLC’s and Swan Global Management, LLC’s proxy voting record for the most recent twelve-month period ended June 30.

Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

•	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;
•	Discloses to clients how they may obtain information regarding how their proxies were voted; and
•	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

Policy for Adviser who does not vote Proxies.

If you do not vote proxies on behalf of your clients you must state so in your client agreement and Form ADV must disclaim responsibility for proxy voting.

Proxy Voting- The firm generally does not trade many securities that offer/require proxy voting policies and procedures. However, our agreements with Advisors and clients is that Swan as the Manager will not vote, or give any advice about how to vote, proxies for securities held in the Investment Account. If the Investment Account is for a pension or other employee benefit plan governed by ERISA, the Client directs Manager and Advisor not to vote proxies for securities held in the Account because the right to vote such proxies has been expressly reserved to the client. The company has a proxy voting policy statement for review.

ADV Disclosure Language if an Adviser Does Not Vote Proxies

In the event that the Company does not vote client proxies. Clients will receive proxy material directly from the custodian holding the client’s account. In circumstances where the Company receives proxy material on behalf of a client involving any security held in the client’s account, the Company will promptly forward such material to the client’s attention. It is the client’s

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responsibility to vote his or her own proxies. Upon client request, the Company will provide advice regarding proxy voting.

The Adviser will keep a record of:

•	any advice given to a client regarding proxy voting.
•	any proxy material received on behalf of a client and the steps taken to forward such material to the client.

Policy for Adviser who votes Proxies.

If you vote proxies on behalf of your clients you must include a summary of your proxy voting policy in Form ADV and state that a full copy of your proxy policy is available to clients upon request with appropriate contact information. Note: The Proxy Voting Policy is highly individualized and must be customized according to the philosophy of the company and the investments/fund.

Summary ADV Disclosure Language if an Adviser Does Vote Proxies

In general, the Company will determine how to vote proxies based on our reasonable judgment of that vote most likely to produce favorable financial results for our clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue. Consistent with the Company’s paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a client.

Philosophy and Practice regarding the voting of proxies.

General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to the CCO/Proxy Manager. The Proxy Manager will then vote the proxy in accordance with this policy.

The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section 2 below.  The Proxy Manager will then vote the proxies.

The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a

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written explanation for the proxy vote, which will be maintained with the record of the actual vote in Adviser’s files.

Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

Corporate Governance

Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors.  In a contested election, Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights
•	Name changes, Directors in uncontested elections, and reincorporation that is not a takeover defense
•	Generally vote against proposals to Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue) and to support majority independent boards

Governance/Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Adviser will generally vote to ratify management’s recommendation and selection of auditors.

Adviser generally supports separate offices of CEO and Chairman, limitation of board seats, confidential voting, shareholders’ ability to remove directors and shareholders right to call special meetings.

Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, Adviser expects to generally support proposals to:

Adopt confidential voting and independent tabulation of voting results; and

Require shareholder approval of “poison pills;” and expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

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Notwithstanding the foregoing, Adviser expects to generally support proposals to: Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover); Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

Require shareholder approval of “poison pills.”, and expects to generally vote against proposals to: Adopt classified boards of directors, poison pills, blank check preferred stock, eliminating cumulative voting, Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and Require a company to consider the non-financial effects of mergers or acquisitions.

Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

Eliminate preemptive rights, increase authorized stock, share repurchase programs, employee stock purchase plans, preferred stock issues, 401(k) plans, Employee stock ownership plans (ESOP)

The Advisor considers on a case-by-case basis mergers and acquisitions, spin-offs and asset sales, restructuring plans, increases in preferred stock and requests that impact shareholder value.

Compensation

General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

Require shareholders approval of “golden parachutes;” and

Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

Advisor expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Adviser believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Adviser generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders interests are being represented. The Adviser is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

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Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

Copies of all policies and procedures required by Rule 206(4)-6.

A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third party must be capable of providing documents promptly upon request.

A copy of any document created by the Adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

The Adviser may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

The Adviser may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

The Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

The Adviser keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to

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clients upon their written or oral request. A copy of the Adviser’s proxy-voting policies shall be made available to clients upon request.

PROPOSALS SPECIFIC TO MUTUAL FUNDS

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

OBTAINING MORE INFORMATION

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by calling (970) 382-8901.

These policies and procedures may also be found in ADVISER’s Form ADV, Part II and supporting schedules.

CLASS ACTION LITIGATION

From time to time, securities held in the accounts of clients may be the subject of class action lawsuits brought by plaintiff attorneys on various grounds. These class action lawsuits will sometimes result in settlements or verdicts in which all shareholders are eligible to participate.

Where the Company has disclaimed its responsibility (in Form ADV, Schedule F and client contracts) to evaluate a client’s eligibility or submit a claim to participate in the proceeds of a securities class action settlement or verdict, affecting securities owned by a client, it must follow the notification procedures established below.

Where the Company has undertaken the obligation to evaluate the client’s eligibility to participate in the proceeds of a securities class action settlement or verdict and determine whether to submit a claim, the Company will inform the client of the action, inform the client that he or she may opt in or opt out of the lawsuit, advise the client that the Company cannot render legal services, advise the client to consult with an attorney, and advise the client that the failure to do so may negatively affect his or her rights. The Company will take any actions as instructed by the client’s attorney or the client and in the absence of any such instructions, the Company shall take any actions (other than those which would be required to be performed by an attorney) which in its sole discretion is determined to be in the best interests of its clients.

Notification Procedures Re: Securities Class Action Lawsuits

Where the Company receives written or electronic notice of a securities class action lawsuit, settlement or verdict, the notification procedure is as follows:

1. All notices, proof of claim forms, and other materials will be forwarded upon receipt to the CCO, or a person designated by the CCO.

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2. The CCO, or the designated person, will log in the notices, proof of claim forms, and other materials.

The CCO, or the designated person, will forward all documentation and proof of claim forms received to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

The Company will retain records of these notifications in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

Trade Errors

1. General

The Company must exercise prudence in making and implementing investment decisions on behalf of Client accounts.

Trade errors may occur either in the investment decision-making process (e.g., a purchase of a security or an amount of security that violates a client’s investment restrictions) or in the trading process (e.g., a buy order executed as a sell, the purchase or sale of a security other than what was intended, or trading an incorrect quantity of securities).  Internal or clerical mistakes that affect the investment or trading process and have a financial impact to a Client will also be treated as trade errors.

A “trade error” will generally be defined as a transaction that is executed in a manner that was not intentional and results in a corrective action being taken. Any mistakes that do not affect the investment decision-making or trading process, or cause a violation of a Client’s investment policies or restrictions, and do not cause gain or loss to the Client, will not be treated as trade errors.

2.	Compliance Procedures

The Company’s traders will be responsible for notifying the CCO promptly of the circumstances of a trade error.  Any action taken to correct a trade error (e.g. selling a security in the open market) should be communicated to the CCO.  Traders should discuss any corrective action with the CCO prior to its implementation if there is any question as to whether such action is appropriate.  The person responsible for the error must provide details of the error by completing a Trade Error Form attached as Exhibit R, including the date the error occurred, the date of discovery, the reason for the error, the type of error and the corrective action taken. The CCO will retain all documentation regarding trade errors.

If a third party creates the error, the Company will look to the third party to take corrective action. Broker-dealers may be held responsible for a portion of any loss resulting from a trade error if actions of such broker-dealer contributed to the error or the loss. Broker-dealers may assist the Company in rectifying a trade error on favorable terms if their actions or inactions contributed to the error or the resulting loss. A broker may absorb the loss from a trade error caused by the broker. However, it is not appropriate to direct brokerage commissions to brokers, or to enter into other reciprocal arrangements with brokers, in order to induce a broker to absorb a loss from a trading error caused by the Company. In addition, soft dollars may not be used to correct trade errors.

The RIC has another set of procedures that must be followed which are not included in this Adviser Manual.

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Sub-Advisers

The Company invests Client assets with third-party investment advisers. While the Company does not control its sub-advisors, the Company believes it is prudent to have a policy in place with respect to a periodic review of each sub-advisor’s operations and compliance activities and controls. Attached as Appendix IV is a list of all Sub-Advisers engaged by the Company and relevant contact and descriptive information for each.

Swan Capital Management, Inc. is named adviser for Registered Investment Company mutual funds under the Northern Lights Fund Trust and uses Company resources for support to manage the Funds and affiliate Swan Global Management LLC as a named and contractual sub-adviser.

1. Initial Due Diligence

The Company will conduct reasonable initial due diligence on any Sub-Advisor being newly engaged, which review shall include:

•	Documentation relating to the assessment of the Sub-Adviser’s historic investment performance,
•	Identification of all Sub-Adviser personnel that will have investment discretion over the assets of the Company Client for which the Sub-Adviser has been engaged to provide advisory services,
•	An assessment of the operational controls of the Sub-Adviser,
•	An determination of all regulatory agencies having jurisdiction over the activities of the Sub-Adviser,
•	Review of the current compliance procedures of the Sub-Adviser, and
•	An evaluation of the disciplinary record of the Sub-Adviser and its personnel.
2.	Quarterly Reports

At least once each quarter, each sub-advisor will be required to deliver to the Company a report covering (i) any material changes in the sub-advisor’s compliance program, (ii) any material organizational changes (e.g., key changes in personnel or ownership), (iii) any material compliance violations that have occurred and the sub-advisor’s response thereto, (iv) any contact from regulators and (v) any pending or threatened litigation or disputes. Attached as Exhibit S is a copy of the Company’s form quarterly certification for Sub-Advisers.

In addition to the compliance certification referenced above, the Company will obtain periodic investment performance reporting for each Sub-Adviser as detailed in each relevant sub-advisory agreement.

3.	Annual Review

To the extent that a Sub-Adviser is required to conduct an annual compliance review (e.g. SEC registered investment advisers), the CCO shall review a copy of the Sub-Advisor’s internal or external annual compliance report on an annual basis.

4.	Compliance Procedures

The CCO shall promptly follow up on any material compliance issues that have come to its attention relating to Sub-Advisors of the Company’s Clients. In addition, the CCO shall retain all records and reports relating to the engagement and ongoing due diligence of all Sub-Advisers of the Company.

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